UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2009

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).

Amended and Restated Change-In-Control Agreements

SeaChange entered into amended and restated Change-In-Control Severance Agreements, effective December 21, 2009 (the “Amended and Restated Agreements”), with each of Kevin Bisson, Steven Davi, Ed Dunbar, Ira Goldfarb, Yvette Kanouff, Bruce Mann and William C. Styslinger, III (the “Executives”).

The sole change effected by the Amended and Restated Agreements was to remove the “parachute payment” tax gross-up under Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), under the prior agreements.

The Amended and Restated Agreements instead provide for a “best net payment” option, such that the payment to the Executive would be reduced by an amount such that there would not be a “parachute payment” under the Code if that reduced payment would be greater than the after-tax amount otherwise retained by the Executive.

Attached as Exhibits 10.1 through 10.7 are the Agreements entered into with each of Messrs. Bisson, Davi, Dunbar, Goldfarb, Mann and Styslinger, and Ms. Kanouff.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following Exhibits are furnished as part of this report:

Exhibit No.	Description
10.1	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Kevin M. Bisson.

10.2	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Steven M. Davi.

10.3	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Ed Dunbar.

10.4	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Ira Goldfarb.

10.5	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Yvette Kanouff.

10.6	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Bruce Mann.

10.7	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and William C. Styslinger, III.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:  /s/  Kevin M. Bisson

        Kevin M. Bisson

        Chief Financial Officer, Treasurer, Secretary

        and Senior Vice President, Finance and

        Administration

Dated: December 21, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Kevin M. Bisson.

10.2	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Steven M. Davi.

10.3	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Ed Dunbar.

10.4	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Ira Goldfarb.

10.5	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Yvette Kanouff.

10.6	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and Bruce Mann.

10.7	Amended and Restated Change-in-Control Severance Agreement, dated as of December 21, 2009, between SeaChange International, Inc. and William C. Styslinger, III.